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                                                                    EXHIBIT 10.5

                               VISTEON CORPORATION


                             SECURED PROMISSORY NOTE


$250,000,000                                                  September 19, 2005

                FOR VALUE RECEIVED, the undersigned, VISTEON CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FORD MOTOR COMPANY, a Delaware corporation (the "Lender"), the principal amount of TWO HUNDRED AND FIFTY MILLION DOLLARS ($250,000,000) (the "Principal Amount") in full on the Maturity Date (as defined below).

                This secured promissory note (this "Note") evidences loans made by the Lender to the Borrower pursuant to that certain Master Agreement, dated as of September 12, 2005, between the Lender and the Borrower, and in connection with that certain Visteon "B" Purchase Agreement, dated as of September 12, 2005 (the "Purchase Agreement"), between the Lender and the Borrower, relating to, among other things, the purchase and sale of 100% of the capital stock of VFH Holdings, Inc. This Note is secured by, among other things, that certain Guarantee and Collateral Agreement of even date herewith (the "Security Agreement") made by the Borrower and certain of its subsidiaries in favor of the Lender.

                The unpaid principal amount of this Note from time to time outstanding shall bear interest at the Interest Rate (as defined in Section 9 below), and such principal and interest shall be due and payable on the Maturity Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed including the first day but excluding the payment date. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America in immediately available funds. All such payments shall be made by the Borrower (i) to an account established by the Lender and notified to the Borrower and/or (ii) by set-off against amounts to be paid by Lender to the Borrower at the closing of the Purchase Agreement.

        1. Representations and Warranties. The Borrower hereby represents and warrants that (a) it is duly incorporated, validly existing and in good standing under the law of the State of Delaware and has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposes to be engaged, (b) the execution, delivery and performance by it of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action and will not contravene its organizational documents, violate any legal requirement, require any filing with (or the approval of) any governmental authority, require the consent of any third party (other than those lawfully obtained prior to the date hereof) and will not result in a breach or constitute a default under any material agreement to which it is a party or by which its properties are bound, and (c) this Note has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms except as such enforcement may be limited by general principles of equity and applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.



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        2. Default. If (i) the Borrower or any Guarantor (as defined in the
Security Agreement) shall fail to comply with any provision set forth above or any of the representations and warranties set forth above or in the Security Agreement shall be untrue when made (unless, in each case, such failure is cured within 30 days of the receipt of notice thereof from the Lender), or (ii) the Borrower or the Guarantor shall, or shall take any corporate action to obtain authorization to, (1) make an assignment for the benefit of its creditors, or
(2) petition, apply, consent or be party to any voluntary or involuntary proceeding under (or any decree or order for relief in respect of the Borrower or Guarantor, including, without limitation, a winding up, dissolution or split-up, shall be entered under) any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law and, in the case of any such proceeding against (but not instituted by) the Borrower or Guarantor, such proceeding shall remain undismissed or unstayed for 60 days or any of the actions sought therein shall occur, or (iii) all or substantial part of the assets of the Borrower or Guarantor are condemned, seized or appropriated by any governmental authority, then the entire Principal Amount, together with all interest accrued to such date and any other amounts owing hereunder shall immediately become due and payable. Each remedy of the Lender shall be cumulative and not exclusive, and no failure to exercise, and no delay in exercise, or single or partial exercise of, any right or remedy of the Lender, shall preclude any further or other exercise of any right or remedy thereof.

        3. Demand. The Borrower hereby waives demand, diligence, presentment, protest, notice of dishonor and notice of non-payment.

        4. Present Intent. This Note has been acquired by the Lender for investment, and has not been registered under the Securities Act of 1933. This Note may only be sold or transferred by the Lender in the absence of such registration in accordance with an opinion of counsel reasonably satisfactory to the Borrower that such registration is not required by such act.

        5. Assignment. This Note shall be binding upon, and inure to the benefit of, the Borrower, Lender and their respective successors and assigns.

        6. Notices. All notices and other communications hereunder shall be in writing (or by any telecommunication device capable of creating a written record thereof to the addresses listed in the signature pages hereto and shall be effective upon personal delivery (if delivered by hand or any overnight courier service), when deposited in the mails or when properly transmitted.

        7. Governing Law; Jury Trial Waiver. This Note shall be deemed to have been issued under, and shall be governed by, and construed and interpreted in accordance with, the law of the State of Michigan. EACH OF THE LENDER AND THE BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE.

        9. Certain Definitions.

        "Interest Rate" means a fluctuating rate per annum equal to the sum of
(x) the LIBO Rate, and (y) 4.50%.

        "LIBO Rate" means, the London interbank offered rate for deposits in US Dollars for a one month period appearing on Telerate Page 3750 as of 11:00 a.m. (London, England time), determined as of the date the Principal Amount is funded and adjusted on the fifth day of each month thereafter (or, in the event such day is not a Business Day, on the next succeeding

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Business Day). In the event that such rate does not appear on Page 3750 of the
Telerate screen, the "LIBO Rate" shall be determined by reference to such other comparable publicly available service for displaying eurocurrency rates as may be selected by the Lender.

        "Business Day" means any day, except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or obligated by law or regulation to close, on which commercial banks in London, England are open for trading in United States dollar deposits in the interbank Eurodollar market.

        "Maturity Date" means the earliest of (i) the date on which the inventory purchase price required by the Purchase Agreement is paid, (ii) if the Purchase Agreement is terminated, on the fifth Business Day after the date of the termination of the Purchase Agreement, and (iii) one year from the date hereof (or, in the event such day is not a Business Day, on the next immediately preceding Business Day).

                            [SIGNATURE PAGES FOLLOW]




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                IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

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
                                       VISTEON CORPORATION

                                       By:
                                             --------------------------------------------
                                             Name:
                                             Title:

                                             Address for notices:    Visteon Corporation
                                                                     One Village Center Drive
                                                                     Van Buren Twp., MI 48111
                                                                     Attn: John Donofrio, General Counsel
                                                                     Facsimile: 734-710-7132
                                                                     jdonofri@visteon.com

                                             With a copy to:         Weil, Gotshal & Manges LLP
                                                                     767 Fifth Avenue
                                                                     New York, NY 10153
                                                                     Attn: Michael E. Lubowitz
                                                                     Facsimile: 212-310-8007
                                                                     michael.lubowitz@weil.com

ACCEPTED AND AGREED
AS OF THE DATE FIRST ABOVE WRITTEN:

FORD MOTOR COMPANY


By:
      -------------------------------------
Name:
Title:

Address for notices        Ford Motor Company
                           Office of the Secretary
                           One American Road
                           Dearborn, MI 48126
                           Attn: Peter J. Sherry, Jr.
                           Facsimile: 313-248-8713

With a copy to:            Ford Motor Company
                           Office 1033-A5
                           One American Road
                           Dearborn, MI 48126
                           Attn: Shawn W. Murphy
                           Facsimile: 313-248-1988
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             [SIGNATURE PAGE TO VISTEON COPRORATION PROMISSORY NOTE]